AMENDATORY AGREEMENT

     AMENDATORY  AGREEMENT  dated  September  24, 1997,  between  NATIONAL  PENN
BANCSHARES, INC., a Pennsylvania business corporation ("NPB"), NATIONAL PENN BANK, a national banking association ("Bank"), and SHARON L. WEAVER ("Executive").

                                   BACKGROUND

     1. NPB, Bank and Executive entered into a certain Executive Agreement dated as of July 23, 1997 (the "Agreement").

     2. Executive has been assigned increased duties and responsibilities. Therefore, NPB, Bank and Executive desire to amend the Agreement as hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

     1. Amendment. The reference to "150% of Executive's Base Amount" contained in Section 3.a of the Agreement is hereby changed to be a reference to "200% of Executive's Base Amount".

     2. Ratification. As amended hereby, the Agreement is hereby ratified, confirmed and approved.

     3. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement on the date first above written.


                                          NATIONAL PENN BANCSHARES, INC.


                                          By:  /s/Wayne R. Weidner
                                               Name:  Wayne R. Weidner
                                               Title: Executive Vice President

                                          NATIONAL PENN BANK


                                          By:  /s/Wayne R. Weidner
                                               Name:  Wayne R. Weidner
                                               Title: President and CEO


Witness:  /s/Sandra L. Spayd              /s/Sharon L. Weaver
                                             Sharon L. Weaver